EXHIBIT 99.4


GSAMP 2004-HE2 - Price/Yield - A3B

Balance    $45,160,000.00        Delay              0
Coupon     1.72                  Dated              7/30/2004
Settle     7/30/2004             First Payment      8/25/2004

Price                            50 PPC             75 PPC              100 PPC             125 PPC             150 PPC
                               -----------------------------------------------------------------------------------------------------
 99.0000                 Yield              1.8907              1.9668              2.0687              2.2018              2.3092
 99.0000           Disc Margin               46.33               53.88               63.98               77.18               87.81
 99.2500                 Yield              1.8494              1.9064              1.9826              2.0823              2.1627
 99.2500           Disc Margin               42.23               47.89               55.45               65.34               73.30
 99.5000                 Yield              1.8082              1.8461              1.8969              1.9632              2.0167
 99.5000           Disc Margin               38.14               41.91               46.94               53.53               58.83
 99.7500                 Yield              1.7671              1.7860              1.8114              1.8445              1.8712
 99.7500           Disc Margin               34.07               35.95               38.46               41.75               44.39
100.0000                 Yield              1.7262              1.7262              1.7262              1.7262              1.7262
100.0000           Disc Margin               30.00               30.00               30.00               30.00               30.00
100.2500                 Yield              1.6853              1.6665              1.6412              1.6082              1.5816
100.2500           Disc Margin               25.95               24.07               21.56               18.28               15.64
100.5000                 Yield              1.6446              1.6069              1.5565              1.4906              1.4375
100.5000           Disc Margin               21.90               18.16               13.15                6.60                1.33
100.7500                 Yield              1.6040              1.5476              1.4721              1.3734              1.2939
100.7500           Disc Margin               17.87               12.26                4.76               -5.06              -12.95
101.0000                 Yield              1.5635              1.4884              1.3879              1.2565              1.1508
101.0000           Disc Margin               13.85                6.38               -3.61              -16.68              -27.20
                               -----------------------------------------------------------------------------------------------------

                           WAL                6.44                4.32                3.00                2.14                1.74
                      Mod Durn                6.11                4.18                2.94                2.12                1.73
              Principal Window       Oct08 - Jan14       May07 - Dec10       Sep06 - Apr09       Mar06 - Mar07       Dec05 - Sep06

                     LIBOR_1MO             1.42000             1.42000             1.42000             1.42000             1.42000
                     LIBOR_6MO             1.89130             1.89130             1.89130             1.89130             1.89130
                        Prepay     50 PricingSpeed     75 PricingSpeed    100 PricingSpeed    125 PricingSpeed    150 PricingSpeed
           Optional Redemption            Call (Y)            Call (Y)            Call (Y)            Call (Y)            Call (Y)


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